Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AND CONSENT OF GUARANTORS

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT OF AGENT AND LENDERS (this “Amendment”) is dated as of November 29, 2004, and entered into by and among FLEETWOOD ENTERPRISES, INC. (“Fleetwood”), FLEETWOOD HOLDINGS INC. (“Holdings”) and its Subsidiaries listed on the signature pages hereof (collectively, “FMC”), FLEETWOOD RETAIL CORP. (“Retail”) and its Subsidiaries listed on the signature pages hereof (collectively, “FRC”), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders.

Recitals

Whereas, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of May 14, 2004, as amended by that certain First Amendment to Credit Agreement and Consent of Guarantors dated as of June 4, 2004 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement;

Whereas, Fleetwood desires to provide one or more unsecured guaranties of certain obligations of FVC, Inc. (“FVC”) owing to Persons that have acquired a franchise as further set forth in any Franchise Agreement (as defined in the Credit Agreement, as amended hereby) (the “Franchisee Guaranty”);

Whereas, Fleetwood desires to provide an unsecured guaranty of certain obligations of FVC owing to Resort Condominiums International, LLC (“RCI”) in respect of payment for fees rendered (the “RCI Guaranty”); subject to a cap of $1,000,000;

Whereas, Fleetwood desires to provide an unsecured guaranty of certain obligations of FRC owing to the landlord under that certain lease, dated on or about the date hereof, by and between FRC and Caroline Partners, Ltd. (the “Texas Landlord Guaranty”); subject to a cap of $2,500,000;

Whereas, the Borrowers have requested of the Majority Lenders and the Agent certain amendments to the Credit Agreement in respect of the Franchise Guaranty, the RCI Guaranty and the Texas Landlord Guaranty (collectively, the “Proposed Guaranties”);

Whereas, Fleetwood intends to create and designate a new Excluded Subsidiary: FV Management, Inc. (“FV Management”);

Whereas, Fleetwood intends to create a new Subsidiary: Fleetwood Housing International, Inc. (“Fleetwood Housing International, Inc.”);

Whereas, Fleetwood intends to create a new Subsidiary: Fleetwood Retail Corp. of Michigan (“Fleetwood Retail Corp. of Michigan” and, together with FV Management and Fleetwood Retail Corp. of Michigan, the “New Subsidiaries”);

Whereas, the Credit Agreement provides that “[w]ithout the prior written consent of the Agent and Majority Lenders, Fleetwood shall not, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other (i) than those listed on Schedule 6.5, as the same may be amended from time to time with the consent of the Agent (not to be unreasonably withheld) and (ii) Inactive Subsidiaries;”

Whereas, the Credit Agreement provides that “[i]f Fleetwood forms any new Subsidiary that is not an Excluded Subsidiary or if any Inactive Subsidiary becomes an active Subsidiary which owns assets in excess of $250,000 or has revenues in excess of $1,000,000 in any Fiscal Year, the Borrowers shall cause such Subsidiary to either become an FMC Borrower or FRC Borrower hereunder by delivering a counterpart to this Agreement and to each other Loan Document to which an FMC Borrower or an FRC Borrower, as the case may be, is a party or become a Guarantor by delivering a counterpart to the Subsidiary Guaranty and to each other Loan Document to which a Guarantor which is a Subsidiary is a party, together with such evidences of authority, opinions and other documents and instruments as the Agent may reasonably request; provided that no such Subsidiary may become an FRC Borrower or an FMC Borrower without the prior written consent of the Required Lenders;”

Whereas, Fleetwood has requested of the Agent certain consents and approvals under the Credit Agreement with respect to the formation of the new subsidiaries;

Whereas, the Majority Lenders have given their express written consent to the Agent to grant the consents and approvals referred to herein, subject to the terms and conditions hereof;

Whereas, the Agent and the Majority Lenders are willing to give the consents and approvals requested by the Loan Parties, on the terms and conditions set forth in this Consent; and

Whereas, the Agent has the authority to sign for and on behalf of the Majority Lenders;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Majority Lenders, and the Agent agree as follows:

1.     AMENDMENTS TO CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1   Amendments to Section 7.12 of the Credit Agreement.

(a)           The word “and” is hereby deleted from after the semicolon appearing at the end of clause (h) thereof.

(b)           Clause (i) thereof is hereby renumbered clause (l).

(c)           The following clauses (i) through (k) are hereby inserted after clause (h) thereof and prior to clause (l) thereof:

“(i) Fleetwood’s unsecured guaranty of the Franchisee Obligations pursuant to one or more Franchisee Guaranties, provided that Fleetwood shall give notice of any claim upon any such guaranty if the amount of any such past or present claim or claims, in the aggregate, exceeds $5,000,000; (j) Fleetwood’s unsecured guaranty of up to $1,000,000 of the RCI Obligations, provided that Fleetwood shall give notice of any claim by RCI upon such guaranty; (k) Fleetwood’s unsecured guaranty of up to $2,500,000 of the Texas Landlord Obligations; and “.

1.2   Amendment to Section 7.20 of the Credit Agreement.  Section 7.20 is deleted and replaced with the following language:

“7.20  New Subsidiaries.  Without the prior written consent of the Agent, Fleetwood shall not, directly or indirectly, organize, create, acquire or permit to exist any subsidiary other (i) than those listed on Schedule 6.5, as the same may be amended from time to time with the consent of the Agent (not to be unreasonably withheld) and (ii) Inactive Subsidiaries.”

1.3   Addition to Annex A to Credit Agreement (Definitions).  The following definitions are added to Annex A of the Credit Agreement in the appropriate alphabetical order:

“Franchisee” means any Person that shall have acquired a franchise to operate one or more franchises entitling such Person to sell memberships to the public in the “Fleetwood Vacation Club” as further set forth in any Franchise Agreement.

“Franchise Agreement” means any agreement between FVC and any Franchisee pursuant to which such Franchisee shall have acquired a franchise to operate one or more franchises entitling such Person to sell vacation club memberships to the public as further set forth in any such Franchise Agreement.; provided that the Franchise Agreement and other documents executed by FVC in connection therewith are reasonably satisfactory in form and substance to the Agent (it being understood that should Agent grant its consent to a form of Franchise Agreement, such agreement may, thereafter, be utilized by FVC with respect to entering into additional Franchisee Agreements until the occurrence and during the continuation of any Event of Default).

 “Franchisee Guaranty” means any unsecured guaranty of any Franchise Obligations granted by Fleetwood to any Franchisee; provided that the documents executed by Fleetwood in connection with such Franchisee Guaranty are reasonably satisfactory in form and substance to the Agent (it being understood that should Agent grant its consent to a form of Franchisee Guaranty, such form may, thereafter, be utilized by Fleetwood with respect to entering into additional Franchisee Guaranties until the occurrence and during the continuation of any Event of Default).

“Franchisee Obligations” means any obligations owing by FVC to any Franchisee in connection with any Franchise Agreement.

“FVC” means FVC, Inc.

“RCI Obligations” means any obligations of FVC owing to Resort Condominiums International, LLC, or its affiliates in respect of payment for services rendered by Resort Condominiums International, LLC or its affiliates, to FVC or its affiliates.

“Texas Landlord Obligations” means the Obligations of FRC under that certain lease dated on or about the date hereof, by and between FRC and Caroline Partners, Ltd.

2.     CONSENTS.

2.1   Consent to the Creation of New Subsidiaries. By the execution of this Consent the Agent hereby consents to: (i) Fleetwood’s creation of each New Subsidiary; and (ii) the inclusion of each New Subsidiary on Schedule 6.5, which such Schedule, together with Schedule 6.7, shall be deemed amended and restated in the forms attached hereto as Schedules 6.5 and Schedule 6.7 (which such Schedules shall designate FV Management as an Excluded Subsidiary); provided that the foregoing consent is expressly subject to Section 6 hereof and further conditioned upon FV Management: (a) not engaging in any business activities or having any properties or liabilities other than routine administrative matters and incurring trade payables and general and administrative expenses in the ordinary course, (b) not incurring any Debt other than as permitted under the foregoing clause (a), (c) not receiving the benefit of any Guaranties granted by any Loan Party and (d) not receiving any Distributions or the proceeds of any Restricted Investments from any Loan Party, in each case, until such time as the Loan Parties receive the further written consent of the Agent (not to be unreasonably withheld) and, if any such action requires the written consent of the Majority Lenders pursuant to the terms of the Credit Agreement, the written consent of the Majority Lenders.

3.     REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS.  In order to induce the Majority Lenders and the Agent to enter into this Amendment, each of Fleetwood and each Borrower represents and warrants to each Majority Lender and the Agent that the following statements are true, correct and complete:

3.1   Power and Authority.  Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the “Consent”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

3.2   Corporate Action.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

3.3   No Conflict or Violation or Required Consent or Approval.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

3.4   Execution, Delivery and Enforceability.  This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.  The Agent’s Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

3.5   No Default or Event of Default.  No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

3.6   No Material Adverse Effect.  No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

3.7   Representations and Warranties.  Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

4.     CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and each Majority Lender and only if and when each of the following conditions is satisfied:

4.1   Consent of Guarantors.  Each of the Guarantors shall have executed and delivered to the Agent the Consent.

4.2   Delivery of Documents.  The Agent shall have received such documents as the Agent may reasonably request in connection with this Consent.

4.3   Compliance with Obligations.  The Loan Parties shall have complied with each of their obligations under Section 7.28(a) in respect of each New Subsidiary.

5.     EFFECTIVE DATE.  This Amendment shall become effective on the date of the satisfaction of the conditions set forth in Section 4.

6.     EFFECT OF AMENDMENT; RATIFICATION.  This Amendment is a Loan Document.  From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed. For the avoidance of doubt, the amendments effected hereby and consents granted herein shall not permit FVC to engage in any activities other than those expressly previously consented to by the Majority Lenders and the Agent, until such time as the Loan Parties receive the further written consent of the Agent (not to be unreasonably withheld) and, if any such action requires the written consent of the Majority Lenders pursuant to the terms of the Credit Agreement, the written consent of the Majority Lenders.

7.     Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

8.     APPLICABLE LAW.  THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

9.     NO WAIVER.  The execution, delivery and effectiveness of this Consent does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party, including, without limitation, Section 7.10 (Distributions; Capital Change; Restricted Investments), Section 7.12 (Guaranties), Section 7.13 (Debt) of the Credit Agreement, and Section 7.15 (Transactions with Affiliates).

10.   COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.  The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

11.   CAPTIONS; COUNTERPARTS.  The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.  This Amendment may be executed by one or more of the parties to this

Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Second Amendment to Amended and Restated Credit Agreement as of the date set forth above.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
By: FLEETWOOD GENERAL PARTNER OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ Boyd R. Plowman
Name:	Boyd R. Plowman
Title:	Executive Vice President and Chief Financial Officer

FRC BORROWERS	FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF KENTUCKY

FLEETWOOD RETAIL CORP. OF MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA

	By:	/s/ Boyd R. Plowman
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

GUARANTOR	FLEETWOOD ENTERPRISES, INC., as the Guarantor

	By:	/s/ Boyd R. Plowman
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, each of the undersigned has duly executed this Consent as of the date set forth above.

BANK OF AMERICA, N.A., as the Agent and as a Lender

By:	/s/ John McNamara
Name:	John McNamara
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Keith Alexander
Name:	Keith Alexander
Title:	Vice President

WELLS FARGO FOOTHILL, INC., fka FOOTHILL CAPITAL CORPORATION, as a Lender

By:	/s/ Michael P. Baranowski
Name:	Michael P. Baranowski
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ Thomas H. Hopkins
Name:	Thomas H. Hopkins
Title:	Vice President

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CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the FMC Borrowers and/or FRC Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 29 day of November, 2004.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
	By:	FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON,

INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ Boyd R. Plowman
Name:	Boyd R. Plowman
Title:	Executive Vice President and Chief Financial Officer

FRC BORROWERS	FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF KENTUCKY

FLEETWOOD RETAIL CORP. OF MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA

	By:	/s/ Boyd R. Plowman
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

OTHER GUARANTORS		FLEETWOOD ENTERPRISES, INC.
FLEETWOOD CANADA LTD.
FLEETWOOD INTERNATIONAL INC.

	By:	/s/ Boyd R. Plowman
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer